                                                                    Exhibit 21.1

                              LIST OF SUBSIDIARIES

                                                                  STATE OF
                               SUBSIDIARY                       INCORPORATION

Jillian's Inc.                                                    Delaware
Jillian's Billiard Club, Inc.                                     South Carolina
Jillian's Entertainment Corporation                               Florida
Jillian's Billiard Cafe of Akron, Inc.                            Delaware
Jillian's of Albany, NY, Inc.                                     Delaware
Jillian's Billiard Cafe of Allentown, PA, Inc.                    Delaware
Jillian's Billiard Club of Annapolis, Inc.                        Maryland
Jillian's of Bellevue, WA, Inc.                                   Delaware
Jillian's of Birmingham, AL, Inc.                                 Delaware
Jillian's of Birmingham City, MI, Inc.                            Delaware
Jillian's of Buffalo, NY, Inc.                                    Delaware
Jillian's Billiard Club of Champaign-Urbana, Inc.                 Illinois
Jillian's Billiards Club of Charlotte, NC, Inc.                   Delaware
Jillian's of Charlotte, NC II, Inc.                               Delaware
Jillian's of Chattanooga, TN, Inc.                                Delaware
Jillian's Billiards Club of Cleveland, Inc.                       Delaware
Jillian's Billiards Club of Cleveland Heights, Inc.               Delaware
Jillian's Billiard Cafe of Columbia South Carolina, Inc.          Delaware

                                                                  STATE OF
                               SUBSIDIARY                       INCORPORATION


Jillian's Billiard Cafe of Columbus, Ohio, Inc.                   Delaware
Jillian's of Concord, NC, Inc.                                    Delaware
Jillian's of Covington, Kentucky, Inc.                            Kentucky
Jillian's of Evansville, IN, Inc.                                 Delaware
Jillian's of Farmingdale, NY, Inc.                                Delaware
Jillian's of Franklin, PA, Inc.                                   Delaware
Jillian's of Green Bay, WI, Inc.                                  Delaware
Jillian's Billiard Cafe of Greenville, South Carolina, Inc.       Delaware
Jillian's of Hollywood, CA, Inc.                                  Delaware
Jillian's of Houston, TX, Inc.                                    Delaware
Jillian's of Indianapolis, IN, Inc.                               Delaware
Jillian's of Kansas City, KS, Inc.                                Delaware
Jillian's of Katy, TX, Inc.                                       Delaware
Jillian's Billiard Club of Kendall, Inc.                          Delaware
Jillian's of Los Angeles, CA, Inc.                                Delaware
Jillian's Billiard Club of Louisville, Kentucky, Inc.             Kentucky
Jillian's Billiard Club of Manchester, NH, Inc.                   Delaware
Jillian's of Memphis, TN, Inc.                                    Delaware
Jillian's of Methuen, MA, Inc.                                    Delaware
Jillian's America Live of Minneapolis, Inc.                       Delaware
Jillian's Gators of Minneapolis                                   Delaware
Jillian's Knuckleheads of Minneapolis                             Delaware

                                                                    STATE OF
                               SUBSIDIARY                         INCORPORATION


Jillian's of Montreal, Inc.                                           Delaware
Jillian's of Nashville, TN, Inc.                                      Delaware
Jillian's of New York, NY, Inc.                                       Delaware
Jillian's of Norfolk, VA, Inc.                                        Delaware
Jillian's of Novi, VA, Inc.                                           Delaware
Jillian's Billiard Club of Pasadena, Inc.                             California
Jillian's of Pensauken, NJ, Inc.                                      Delaware
Jillian's America Live of Phoenix, Inc.                               Delaware
Jillian's of Plymouth, PA, Inc.                                       Delaware
Jillian's Billiard Cafe of Raleigh, North Carolina, Inc.              Delaware
Jillian's of Raleigh, NC, Inc.                                        Delaware
Jillian's of Richmond, VA, Inc.                                       Delaware
River Vending, Inc.                                                   Delaware
Jillian's of Rochester, NY, Inc.                                      Delaware
Jillian's Rochester Operating Co., Inc.                               Delaware
Jillian's of San Francisco, CA Inc.                                   Delaware
Jillian's Billiard Club of Seattle, Inc.                              Delaware
Jillian's of Sunrise, FL, Inc.                                        Delaware
Jillian's Billiard Club of Tacoma, Inc.                               Delaware
Jillian's of Tampa, FL, Inc.                                          Delaware
Jillian's of Washington, DC, Inc.                                     Delaware

                                                                    STATE OF
                               SUBSIDIARY                         INCORPORATION

Jillian's of Westbury, NY, Inc.                                       Delaware
Jillian's Billiard Club of Worcester, Inc.                            Delaware
Jillian's of Youngstown, OH, Inc.                                     Delaware